WARNING: THE EDGAR SYSTEM ENCOUNTERED ERROR(S) WHILE PROCESSING THIS SCHEDULE.



                                   EXHIBIT 27.2
<ARTICLE> 5
   <LEGEND>
     This restated financial data schedule (which includes Exhibits 27.2 to 27.9) contains summary financial information as of and for the years ended
December 31, 1997 and 1996, respectively, and for the interim periods for the years ended December 31, 1998 and 1997, respectively. The summary financial information as of and for the year ended December 31, 1997, is extracted from the Consolidated Balance Sheet and the Consolidated Statement of Operations, and the summary financial information for the year ended December 31, 1996 is extracted from the Consolidated Statement of Operations. This summary financial information is qualified in its entirety by reference to the financial statements within the report on Form 10-K filing.
</LEGEND>

<CIK>                                 0001012704
<NAME>                        UGLY DUCKLING CORP
<MULTIPLIER>                               1,000


<PERIOD-TYPE>                               YEAR
<FISCAL-YEAR-END>                    DEC-31-1997
<PERIOD-END>                         DEC-31-1997
<CASH>                                     3,357
<SECURITIES>                                   0
<RECEIVABLES>                            136,064
<ALLOWANCES>                              18,746
<INVENTORY>                               34,690
<CURRENT-ASSETS>                            0<F1>
<PP&E>                                    44,818
<DEPRECIATION>                             5,051
<TOTAL-ASSETS>                           276,426
<CURRENT-LIABILITIES>                       0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                 172,622
<OTHER-SE>                                 9,152
<TOTAL-LIABILITY-AND-EQUITY>             276,426
<SALES>                                  123,814
<TOTAL-REVENUES>                         170,083
<CGS>                                     72,358
<TOTAL-COSTS>                                  0
<OTHER-EXPENSES>                          55,741
<LOSS-PROVISION>                          23,045
<INTEREST-EXPENSE>                         2,774
<INCOME-PRETAX>                           16,165
<INCOME-TAX>                               6,637
<INCOME-CONTINUING>                        9,528
<DISCONTINUED>                               (83)
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                               9,445
<EPS-PRIMARY>                                .53
<EPS-DILUTED>                                .52

<F1>UNCLASSIFIED BALANCE SHEET
